UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 08, 2024

CULLINAN ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K filed by Cullinan Oncology, Inc. (the "Company") on January 8, 2024 (the "Original Form 8-K") solely to correct the Item number it was filed under with the Securities and Exchange Commission (the "SEC") from Item 2.01 to Item 2.02. No other changes have been made to the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

As of December 31, 2023, the Company's unaudited cash, cash equivalents, investments, and interest receivable totaled $468.3 million. Consistent with prior guidance, the Company expects its cash resources to provide runway into the second half of 2026 based on its current operating plan.

The Company has not yet completed its quarter-end financial close process for the quarter ended December 31, 2023. This estimate of the Company’s cash, cash equivalents, investments, and interest receivable as of December 31, 2023 is preliminary, has not been audited and is subject to change upon completion of the Company’s financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2023. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it.

The information contained in this Current Report on Form 8-K under Item 2.02 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K that are not historical facts may be considered “forward-looking statements,” including statements regarding the Company’s preliminary estimates of cash, cash equivalents, investments, and interest receivable as of December 31, 2023. Forward-looking statements are typically, but not always, identified by the use of words such as “estimate,” “expect,” and other similar terminology. Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause the Company's actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures, risks associated with market conditions, risks and uncertainties associated with the Company’s business and finances in general, as well as the risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with SEC. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change, except to the extent required by law. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this Current Report on Form 8-K. Any forward-looking statement included in this Current Report on Form 8-K speaks only as of the date on which it was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN ONCOLOGY, INC.

Date:	January 8, 2024	By:	/s/ Jeffrey Trigilio
Jeffrey Trigilio Chief Financial Officer